                                                                  Exhibit 10.4


                          FIFTH AMENDMENT TO LEASE

    Reference is made to certain lease dated September 14, 1989, as amended by Amendment to Lease dated December 5, 1991, as further amended by Second Amendment to Lease dated December 16, 1992, as further amended by Third Amendment to Lease dated February 28, 1994 as further amended by Fourth Amendment to Lease dated December 18, 1995 (collectively, "Lease") between D.M. MANAGEMENT COMPANY, INC., a Delaware corporation ("Tenant"), and Richard
D. Matthews and Richard J. Valentine, as Trustees of Bare Cove Realty Trust u/d/t dated January 10, 1984 recorded in the Plymouth County Registry of Deeds in Book 5608, Page 292 as amended to date ("Landlord") for office space on the first and second floor of Bare Cove Executive Park II, 25 Recreation Park Drive, Hingham, Massachusetts.


                                  AGREEMENT

    In consideration of the mutual benefits and obligations described in this Fourth Amendment, and for other good and valuable consideration, Landlord and Tenant agree to amend the Lease as follows:

    1. Section 1 of the Lease is amended, as of the Fifth Amendment Commencement Date (defined below), so that the demised premises will include an additional 1,935 square feet of floor area (the "Fifth Amendment Additional Space"), thus bringing the total floor area to 21,577 square feet as shown on the attached Fifth Amendment Exhibit A. Section 1 is further amended so that "the computation square footage" will include an additional 2,163 square feet, thus bringing the total computation square footage to 25,882 square feet.

    2. Tenant agrees to accept the Fifth Amendment Additional Space in substantially its present "as is" condition.

    3. Section 3.1 of the Lease is amended so that the term of the Lease with respect to the Fifth Amendment Additional Space only is five years from the Fifth Amendment Commencement Date.

    4. Exhibit C to the Lease is amended by adding, with respect to the Fifth Amendment Additional Space only, the minimum rent schedule as follows:


----------------------------------------------------------------------------------
                                                                       MONTHLY
                          MINIMUM RENT PER              ANNUAL         MINIMUM
   PERIOD             COMPUTATION SQUARE FOOT        MINIMUM RENT       RENT
----------------------------------------------------------------------------------
 Entire Term       $19.50 for Fifth            $42,178.50      $3,514.88
                 Amendment Additional
                    Space (2,163)

-----------------------------------------------------------------------------------


    5. With respect only to the Fifth Amendment Additional Space, the Tax Excess referred to in Section 6.1 of the Lease shall be based on $3,244.50, (being the product of $1.50 and the Fifth Amendment Additional Space Computation Square Footage)

    6. With respect only to the Fifth Amendment Additional Space, the Operating Excess referred to in Section 8.3 of the Lease shall be based on $8,652.00 (being the product of $4.00 and the Fifth Amendment Additional Space Computation Square Footage)

    7. Tenant acknowledges that the Fifth Amendment Additional Space currently is occupied by the Rheinner Group, Inc. under a lease that is scheduled to expire on December 31, 1998. Tenant agrees to accept the Fifth Amendment Additional Space earlier if for any reason The Rheinner Group vacates earlier. The Fifth Amendment Commencement Date shall be January 1, 1999, or, if earlier, 30 days after notice from Landlord that the Fifth Amendment Additional Space is available to Tenant. (If Landlord is unable to give possession on January 1, 1999, for any reason, Landlord shall not have any liability whatsoever for the failure to give possession on such date, nor shall such failure in any way affect the validity of this Fifth Amendment or the obligations of Tenant hereunder. However, rent attributable to the Fifth Amendment Additional Space shall be abated for any period during which Landlord shall be unable to deliver possession.

    Except as specifically amended by this Fifth Amendment, all provisions of the Lease are hereby ratified by Landlord and Tenant and remain in full force and effect.

    Executed as a document under seal on 27th August, 1998.
                                         -----------

                                                /s/ RICHARD D. MATTHEWS
                                                ------------------------------
                                                Richard D. Matthews, as Trustee
                                                of Bare Cove Realty Trust, and
                                                not individually


                                                /s/ RICHARD J. VALENTINE
                                                -------------------------------
                                                Richard J. Valentine, as
                                                Trustee of Bare Cove Realty
                                                Trust, and not individually

                                                D.M. MANAGEMENT COMPANY, INC.


                                                By:   /s/ OLGA L. CONLEY
                                                      -------------------------
                                                Its:  Chief Financial Officer
                                                      -------------------------
                                                      hereunto duly authorized

                         FIFTH AMENDMENT EXHIBIT "A"


    See attached floor plan. (ommitted)

ADDENDUM TO FIFTH AMENDMENT TO LEASE:
------------------------------------


With reference to item #2 in the Agreement, DM Management will have the opportunity to tour and review the condition of the "Fifth Amendment Additional Space" prior to taking occupancy to ensure that the space is in "substantially" the same condition as it was during the DM Management walk-through on August 14, 1998. If it is determined that the space is not in "substantially" the same condition, Landlord agrees to perform, at its sole cost, any and all repairs to restore the space to its 8/14/98 condition.



ACCEPTED AND AGREED TO:                /s/ RICHARD B. MATTHEWS        8/27/98
                                       -----------------------        --------
                                       Bare Cove Realty Trust         Date


                                       /s/ OLGA L. CONLEY             8/24/98
                                       -----------------------        --------
                                       DM Management Company, Inc.    Date